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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY

Swisher International, Inc.

Martin Brothers International Inc.

King Edward Technology, Inc.

Swisher International, Ltd.

Swisher International Finance Company
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                                 EXHIBIT INDEX

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
 EXHIBIT
 NUMBER                                        DESCRIPTION                                       PAGE NO.
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
*1.1.      Form of U.S. Purchase Agreement.

*1.2.      Form of International Purchase Agreement.

*3.1.      Amended and Restated Certificate of Incorporation of the Registrant.

*3.2.      Amended and Restated Bylaws of the Registrant.

*4.1.      Specimen stock certificate.

*5.1.      Opinion of Schnader, Harrison, Segal & Lewis.

*10.1.     Form of Registration Rights Agreement, dated             , 1996.

*10.2.     Form of Management Services Agreement, dated             , 1996, among the
            Registrant and Hay Island

*10.3.     Employment Agreement dated October 23, 1996 between the Registrant and Timothy
            Mann.

*10.4.     Employment Agreement dated October 23, 1996 between the Registrant and J. Thomas
            Ryan, III.

*10.5.     Employment Agreement dated October 23, 1996 between the Registrant and Nicholas J.
            Cevera, Jr.

*10.6.     Employment Agreement dated October 23, 1996 between the Registrant and Robert A.
            Britton.

*10.7.     Second Amended and Restated Credit Agreement, dated as of October   , 1996, between
            the Registrant and the Bank of Boston Connecticut, as administrative agent, and the group of financial institution parties thereto.

*10.8.     Management Incentive Plan.

*10.9.     1996 Stock Option Plan.

*10.10     Supplemental Executive Retirement Plan

*16.1.     Letter regarding change in certifying accountant.

 21.1.     List of Subsidiaries.

 23.1.     Consent of Coopers & Lybrand L.L.P., independent accountants.

*23.2.     Consent of Schnader, Harrison, Segal & Lewis (included in Exhibit 5.1).

 24.1.     Power of Attorney (contained on page II-5).
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    * To be provided by amendment.